                                                                    EXHIBIT 99.1

                        CERTIFICATION ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Prestolite Electric Holding, Inc. (the Company) on Form 10-Q for the period ending September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I,
P. Kim Packard, Chief Executive Officer of the Company. Certify, pursuant to 18 U.S.C ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company



Date:  November 8, 2002                                 By:  /s/  P. Kim Packard
                                                             -------------------
                                                        P. Kim Packard
                                                        President and
                                                        Chief Executive Officer




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